Exhibit 99.1

           IASIS Healthcare Announces Year-End 2005 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--Dec. 12, 2005--IASIS Healthcare(R) LLC ("IASIS LLC") today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2005. The results for the year ended September 30, 2004, reflect the combined financial performance of IASIS LLC and its predecessor, IASIS Healthcare Corporation ("IASIS"). References in this press release to the "Company" include IASIS LLC and IASIS.
    Net revenue for the fourth quarter increased 4.4% to $373.5 million, compared with net revenue of $357.7 million for the same quarter of last year. Adjusted EBITDA for the fourth quarter was $44.5 million, compared with adjusted EBITDA of $43.5 million for the same prior-year period. A table describing adjusted EBITDA and reconciling net earnings (loss) to adjusted EBITDA is included in this press release in the attached Supplemental Condensed Consolidated Statements of Operations Information. Net earnings were $4.4 million for the fourth quarter ended September 30, 2005, compared with net earnings of $3.5 million for the same prior-year period. Net patient revenue per adjusted admission increased 3.4% while hospital admissions and adjusted admissions decreased 4.3% and 0.6%, respectively, for the quarter ended September 30, 2005, compared with the same prior-year period.
    As previously announced, during the fourth quarter, The Medical Center of Southeast Texas, located in Port Arthur, Texas, was damaged during Hurricane Rita. The hospital sustained roof and water intrusion damage. The Company's results from operations for the fourth quarter ended September 30, 2005, include $4.8 million for estimated property damage to the hospital. While the property damage at The Medical Center did not exceed the applicable insurance deductible, the Company expects to receive insurance recoveries in future periods for business interruption losses. The Company is working with its insuror to resolve and settle all hurricane-related claims.
    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS LLC, said, "The fourth quarter results finalized another year of solid top-line and margin growth. Despite challenges during the quarter, including volume softness in certain markets and the impact of hurricane damage on our new hospital in Port Arthur, I am pleased with our continued ability to achieve operational efficiencies, including controlled costs and expanded margins. In fiscal year 2006, we are focused on opportunities for growth in each of our markets, including new hospital construction, which is already underway in Mesa, Arizona."
    Net revenue for the year ended September 30, 2005, increased 9.9% to $1.52 billion, compared with net revenue of $1.39 billion for the same period of last year. Adjusted EBITDA for the year ended September 30, 2005, increased 16.4% to $211.4 million, compared with adjusted EBITDA of $181.6 million for the same prior-year period. Excluding the $4.8 million of hurricane-related expenses, as permitted under the Company's credit agreement, adjusted EBITDA for the year ended September 30, 2005, was $216.2 million. Net earnings were $40.6 million for the year ended September 30, 2005, compared with a net loss of $32.4 million for the same prior-year period, which included a loss of $51.9 million relating to the Company's early extinguishment of debt and $19.8 million of merger expenses, both incurred in connection with the acquisition of IASIS by an investor group led by Texas Pacific Group. Additionally, the net loss in 2004 included an $8.9 million non-cash charge in the second quarter of 2004 related to an amendment of the Company's previous senior credit facility.
    Net patient revenue per adjusted admission increased 6.5% while total hospital admissions decreased 1.6% and adjusted admissions increased 0.2% for the year ended September 30, 2005, compared with the same prior-year period. On a same facility basis, net patient revenue per adjusted admission increased 6.8% while hospital admissions and adjusted admissions decreased 4.2% and 1.9%, respectively, for the year ended September 30, 2005, compared with the same prior-year period.
    A listen-only simulcast and 30-day replay of IASIS LLC's fiscal fourth quarter and year-end conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 12, 2005. A copy of this press release will also be available on the Company's website.

    IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 14 acute care hospitals and one behavioral health hospital with a total of 2,219 beds in service and has total annual net revenue of approximately $1.5 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; three cities in Texas, including San Antonio; and Las Vegas, NV. IASIS LLC also owns and operates a Medicaid managed health plan in Phoenix that serves over 113,000 members. In addition, the Company has ownership interests in three ambulatory surgery centers. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.

    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve risks and uncertainties, including, without limitation, the risks and uncertainties related to our ability to generate sufficient cash flow to service our existing indebtedness; our substantial level of indebtedness that could adversely affect our financial condition; our ability to retain and negotiate favorable contracts with managed care plans; changes in legislation that may significantly reduce government healthcare spending and our revenue; our hospitals' competition for patients from other hospitals and healthcare providers; our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue; our ability to recruit and retain quality medical staffs; our hospitals' competition for staffing, which may increase our labor costs and reduce profitability; our failure to comply with extensive laws and government regulations; the possibility that we may become subject to additional federal and state investigations in the future; our ability to satisfy regulatory requirements with respect to our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; a failure of our information systems that would adversely affect our ability to properly manage our operations; an economic downturn or other material change in any one of the regions in which we operate; potential liabilities because of claims brought against our facilities; increasing insurance costs that may reduce our cash flows and net earnings; recent hurricane activity in the regions in which we operate that may result in increased property insurance premiums and deductibles; our ability to control costs at Health Choice; the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued; significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals; difficulties with the integration of acquisitions that may disrupt our ongoing operations; difficulties with construction of Mountain Vista Medical Center; the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity; the rising costs of construction materials and labor, which could have an adverse impact on the return on investment relating to our new hospital and expansion projects; state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations; the loss of one or more of our senior management team or local management personnel; potential responsibilities and costs under environmental laws that could lead to material expenditures or liability; the outcome of (and expenses incurred in connection with) an ongoing OIG investigation; a decline in the fair value of our reporting units, which could result in a material non-cash charge to earnings from impairment of our goodwill; the impact of national disasters, including our ability to reopen facilities affected by such disasters; our ability to continually enhance our hospitals with the most recent technological advances in diagnostic or surgical equipment; and those risks, uncertainties and other matters detailed in the Company's filings with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                 Three       Three
                                                 Months      Months
                                                 Ended       Ended
                                                Sept. 30,   Sept. 30,
                                                  2005        2004
                                               ----------  ----------
Net revenue:
 Acute care revenue                              $284,098    $276,426
 Premium revenue                                   89,418      81,322
                                               ----------  ----------
   Total net revenue                              373,516     357,748

Cost and expenses:
 Salaries and benefits                            109,487     105,900
 Supplies                                          44,012      42,321
 Medical claims                                    76,027      68,186
 Rents and leases                                   8,515       8,118
 Other operating expenses                          49,141      52,749
 Provision for bad debts                           37,108      36,955
 Interest expense, net                             16,597      16,293
 Depreciation and
  amortization                                     19,628      18,225
 Management fees                                      908         746
 Hurricane-related expenses                         4,762        --
 Loss on early
  extinguishment of debt                             --           232
 Merger expenses                                     --          --
 Write-off of debt
  issue costs                                        --          --
                                               ----------  ----------
   Total costs and expenses                       366,185     349,725

Earnings (loss) before
 gain (loss) on sale
 of assets, minority
 interests and income
 taxes                                              7,331       8,023
Gain (loss) on sale of
 assets, net                                         (151)        (99)
Minority interests                                    163      (1,085)
                                               ----------  ----------

Earnings (loss) before
 income taxes                                       7,343       6,839
Income tax expense                                  2,972       3,292
                                               ----------  ----------

Net earnings (loss)                                $4,371      $3,547
                                               ==========  ==========

                                                           Predecessor
                                                 June 23,    Oct. 1,
                                      Year        2004        2003
                                      Ended      through     through
                                    Sept. 30,   Sept. 30,    June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------
Net revenue:
 Acute care revenue                $1,170,483    $301,305    $794,887
 Premium revenue                      353,244      88,169     202,273
                                   ----------  ----------  ----------
   Total net revenue                1,523,727     389,474     997,160

Cost and expenses:
 Salaries and benefits                442,173     115,538     308,881
 Supplies                             184,875      46,580     129,665
 Medical claims                       302,204      74,051     168,338
 Rents and leases                      32,750       8,840      23,158
 Other operating expenses             211,698      57,346     145,648
 Provision for bad debts              133,870      39,486      87,466
 Interest expense, net                 66,002      17,459      41,935
 Depreciation and
  amortization                         71,037      19,856      48,228
 Management fees                        3,791         746        --
 Hurricane-related expenses             4,762        --          --
 Loss on early
  extinguishment of debt                 --           232      51,852
 Merger expenses                         --          --        19,750
 Write-off of debt
  issue costs                            --          --         8,850
                                   ----------  ----------  ----------
   Total costs and expenses         1,453,162     380,134   1,033,771

Earnings (loss) before
 gain (loss) on sale
 of assets, minority
 interests and income
 taxes                                 70,565       9,340     (36,611)
Gain (loss) on sale of
 assets, net                             (231)       (107)      3,731
Minority interests                     (2,891)     (1,207)     (3,098)
                                   ----------  ----------  ----------

Earnings (loss) before
 income taxes                          67,443       8,026     (35,978)
Income tax expense                     26,851       3,321       1,152
                                   ----------  ----------  ----------

Net earnings (loss)                   $40,592      $4,705    $(37,130)
                                   ==========  ==========  ==========

                         IASIS HEALTHCARE LLC
                 Condensed Consolidated Balance Sheets
                            (in thousands)

                                                Sept. 30,   Sept. 30,
                                                  2005        2004
                                               ----------  ----------
                                              (Unaudited)
                                ASSETS

Current assets:
 Cash and cash equivalents                        $89,097     $98,805
 Accounts receivable, net                         166,456     165,280
 Inventories                                       29,866      26,253
 Deferred income taxes                             56,003        --
 Prepaid expenses and other current assets         25,236      21,297
                                               ----------  ----------
   Total current assets                           366,658     311,635

Property and equipment, net                       647,596     532,459
Goodwill                                          754,375     252,204
Other intangible assets, net                       42,000        --
Unallocated purchase price                           --       585,013
Other assets, net                                  42,095      42,850
                                               ----------  ----------
   Total assets                                $1,852,724  $1,724,161
                                               ==========  ==========

                        LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                 $58,684     $61,295
 Salaries and benefits payable                     24,887      36,463
 Accrued interest payable                          18,489      13,821
 Medical claims payable                            60,201      55,421
 Other accrued expenses and
  other current liabilities                        30,550      26,142
 Current portion of long-term debt
  and capital lease obligations                     7,757      10,728
                                               ----------  ----------
   Total current liabilities                      200,568     203,870

Long-term debt and capital lease obligations      897,051     902,026
Deferred income taxes                              74,883        --
Other long-term liabilities                        36,801      31,596
Minority interest                                  26,474      12,964

Equity:
 Member's equity                                  616,947     573,705
                                               ----------  ----------
   Total liabilities and equity                $1,852,724  $1,724,161
                                               ==========  ==========

                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)
                                                           Predecessor
                                                June 23,     Oct. 1,
                                      Year       2004         2003
                                     Ended      through      through
                                    Sept. 30,   Sept. 30,    June 22,
                                      2005        2004        2005
                                   ----------  ----------  ----------
Cash flows from
 operating activities:
  Net earnings (loss)                 $40,592      $4,705    $(37,130)
  Adjustments to reconcile net
   earnings (loss) to net cash
   provided by operating activities:
    Depreciation and amortization      71,037      19,856      48,228
    Amortization of loan costs          5,789       1,792       2,262
    Minority interests                  2,891       1,207       3,098
    Deferred income taxes              25,600       3,234        --
    Loss (gain) on sale of assets         231         107      (3,731)
    Hurricane-related expenses          4,762        --          --
    Write-off of debt issue costs        --          --         8,850
    Loss on early
     extinguishment of debt              --          --        14,993
    Changes in operating assets and
     liabilities, net of acquisitions
     and disposal:
      Accounts receivable              (1,176)      8,722      (8,542)
      Establishment of
       accounts receivable of
       recent acquisition                --          --       (11,325)
      Inventories, prepaid expenses
       and other current assets        (7,556)     (1,581)     (5,656)
      Accounts payable and other
       accrued liabilities              6,983      25,978       6,991
                                   ----------  ----------  ----------
       Net cash provided by
        operating activities          149,153      64,020      18,038
                                   ----------  ----------  ----------

Cash flows from
 investing activities:
  Purchases of property
   and equipment                     (142,368)    (44,806)    (82,265)
  Acquisitions including working
   capital settlement payments         (1,359)     (1,950)    (23,032)
  Investment in joint venture          (3,732)       --          --
  Proceeds from sales of assets          --          --        14,928
  Change in other assets               (4,275)        797      (1,650)
                                   ----------  ----------  ----------
       Net cash used in
        investing activities         (151,734)    (45,959)    (92,019)
                                   ----------  ----------  ----------

Cash flows from
 financing activities:
  Payment of debt
   and capital leases                 (10,849)     (1,852)   (651,371)
  Proceeds from borrowings              2,274        --       900,000
  Debt financing costs incurred          (487)       (349)    (31,469)
  Distribution of
   minority interests                  (4,092)       (983)     (2,510)
  Proceeds received from (costs
   paid for) hospital partnerships      6,027         (15)      1,784
  Proceeds from issuance of
   common stock, net                     --          --       529,000
  Cash paid to security holders          --          --      (677,780)
  Payment of merger costs
   incurred by members of
   IASIS Investment LLC                  --          --       (10,800)
                                   ----------  ----------  ----------
       Net cash provided by (used
        in) financing activities       (7,127)     (3,199)     56,854
                                   ----------  ----------  ----------

Increase (decrease) in cash
 and cash equivalents                  (9,708)     14,862     (17,127)
Cash and cash equivalents
 at beginning of period                98,805      83,943     101,070
                                   ----------  ----------  ----------
Cash and cash equivalents
 at end of period                     $89,097     $98,805     $83,943
                                   ==========  ==========  ==========

Supplemental disclosure
 of cash flow information:
  Cash paid for interest              $58,930      $3,285     $62,069
                                   ==========  ==========  ==========
  Cash paid (refund received)
   for income taxes, net               $2,421         $(3)      $(105)
                                   ==========  ==========  ==========

Supplemental schedule of noncash
 investing and financing activities:
  Capital lease obligations
   incurred to acquire equipment        $--         $--        $1,542
                                   ==========  ==========  ==========
 Property and equipment
  in accounts payable                  $7,449     $11,006     $13,165
                                   ==========  ==========  ==========
 Stock consideration received           $--         $--       $40,000
                                   ==========  ==========  ==========

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                          For the Three Months Ended Sept. 30, 2005
                       ----------------------------------------------
                         Acute      Health
                         Care       Choice       Elims.       Cons.
                       ----------  ----------  ----------  ----------
Net acute
 care revenue            $284,098       $--       $  --      $284,098
Premium revenue              --        89,418        --        89,418
Revenue between
 segments                   1,878        --        (1,878)       --
                       ----------  ----------  ----------  ----------
   Net revenue            285,976      89,418      (1,878)    373,516

Salaries and benefits     107,280       2,207        --       109,487
Supplies                   43,959          53        --        44,012
Medical claims               --        77,905      (1,878)     76,027
Rents and leases            8,267         248        --         8,515
Other operating
 expenses                  46,133       3,008        --        49,141
Provision for
 bad debts                 37,108        --          --        37,108
Hurricane-related
 expenses                   4,762        --          --         4,762
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     38,467       5,997        --        44,464

Interest expense, net      16,597        --          --        16,597
Depreciation and
 amortization              18,830         798        --        19,628
Management fees               908        --          --           908
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes           2,132       5,199        --         7,331
Loss on sale of
 assets, net                 (151)       --          --          (151)
Minority interests            163        --          --           163
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $2,144      $5,199       $--        $7,343
                       ==========  ==========  ==========  ==========
Segment assets         $1,756,404     $96,320              $1,852,724
                       ==========  ==========              ===========
Capital expenditures      $28,695        $132                 $28,827
                       ==========  ==========              ==========
Goodwill                 $748,618      $5,757                $754,375
                       ==========  ==========              ==========

                          For the Three Months Ended Sept. 30, 2004
                       ----------------------------------------------
                          Acute      Health
                          Care       Choice     Elims.       Cons.
                       ----------  ----------  ---------  ----------
Net acute care revenue   $276,426       $--         $--      $276,426
Premium revenue              --        81,322        --        81,322
Revenue between
 segments                   2,665        --        (2,665)       --
                       ----------  ----------  ----------  ----------
   Net revenue            279,091      81,322      (2,665)    357,748

Salaries and benefits     103,302       2,598        --       105,900
Supplies                   42,260          61        --        42,321
Medical claims               --        70,851      (2,665)     68,186
Rents and leases            7,896         222        --         8,118
Other operating
 expenses                  50,262       2,487        --        52,749
Provision for
 bad debts                 36,955        --          --        36,955
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     38,416       5,103        --        43,519

Interest expense, net      16,293        --          --        16,293
Depreciation and
 amortization              18,168          57        --        18,225
Management fees               746        --          --           746
Loss on early
 extinguishment of debt       232        --          --           232
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes           2,977       5,046        --         8,023
Loss on sale of
 assets, net                  (99)       --          --           (99)
Minority interests         (1,085)       --          --        (1,085)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $1,793      $5,046       $--        $6,839
                       ==========  ==========  ==========  ==========
Segment assets         $1,713,849     $10,312              $1,724,161
                       ==========  ==========              ==========
Capital expenditures      $41,704        $155                 $41,859
                       ==========  ==========              ==========
Goodwill                 $252,204      $--                   $252,204
                       ==========  ==========              ==========

                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                             For the Year Ended Sept. 30, 2005
                       ----------------------------------------------
                         Acute       Health
                         Care        Choice      Elims.       Cons.
                       ----------  ----------  ----------  ----------
Net acute care revenue $1,170,483       $--         $--    $1,170,483
Premium revenue              --       353,244        --       353,244
Revenue between
 segments                   8,475        --        (8,475)       --
                       ----------  ----------  ----------  ----------
   Net revenue          1,178,958     353,244      (8,475)  1,523,727

Salaries and benefits     431,609      10,564        --       442,173
Supplies                  184,676         199        --       184,875
Medical claims               --       310,679      (8,475)    302,204
Rents and leases           31,849         901        --        32,750
Other operating
 expenses                 200,411      11,287        --       211,698
Provision for
 bad debts                133,870        --          --       133,870
Hurricane-related
 expenses                   4,762        --          --         4,762
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    191,781      19,614        --       211,395

Interest expense, net      66,002        --          --        66,002
Depreciation and
 amortization              67,840       3,197        --        71,037
Management fees             3,791        --          --         3,791
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes          54,148      16,417        --        70,565
Loss on sale of
 assets, net                 (231)       --          --          (231)
Minority interests         (2,891)       --          --        (2,891)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes          $51,026     $16,417       $--       $67,443
                       ==========  ==========  ==========  ==========
Segment assets         $1,756,404     $96,320              $1,852,724
                       ==========  ==========              ==========
Capital expenditures     $141,625        $743                $142,368
                       ==========  ==========              ==========
Goodwill                 $748,618      $5,757                $754,375
                       ==========  ==========              ==========

                                For the Period June 23, 2004
                                 through September 30, 2004
                       ----------------------------------------------
                          Acute      Health
                          Care       Choice     Elims.       Cons.
                       ----------  ----------  ---------  ----------
Net acute care revenue   $301,305       $--         $--      $301,305
Premium revenue              --        88,169        --        88,169
Revenue between
 segments                   2,790        --        (2,790)       --
                       ----------  ----------  ----------  ----------
   Net revenue            304,095      88,169      (2,790)    389,474

Salaries and benefits     112,702       2,836        --       115,538
Supplies                   46,513          67        --        46,580
Medical claims               --        76,841      (2,790)     74,051
Rents and leases            8,602         238        --         8,840
Other operating
 expenses                  54,655       2,691        --        57,346
Provision for
 bad debts                 39,486        --          --        39,486
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     42,137       5,496        --        47,633

Interest expense, net      17,459        --          --        17,459
Depreciation and
 amortization              19,795          61        --        19,856
Management fees               746        --          --           746
Loss on early
 extinguishment of debt       232        --          --           232
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes           3,905       5,435        --         9,340
Loss on sale of
 assets, net                 (107)       --          --          (107)
Minority interests         (1,207)       --          --        (1,207)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $2,591      $5,435       $--        $8,026
                       ==========  ==========  ==========  ==========
Segment assets         $1,713,849     $10,312              $1,724,161
                       ==========  ==========              ==========
Capital expenditures      $44,638        $168                 $44,806
                       ==========  ==========              ==========
Goodwill                 $252,204       $--                  $252,204
                       ==========  ==========              ==========

                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                                For the Period Oct. 1, 2003
                                   through June 22, 2004
                       ----------------------------------------------
                          Acute      Health
Predecessor               Care       Choice      Elims.        Cons.
---------------------  ----------  ----------  ----------   ---------
Net acute care revenue   $794,887        $--        $--     $794,887
Premium revenue              --       202,273        --      202,273
Revenue between
 segments                   8,031        --        (8,031)      --
                       ----------  ----------  ----------  ----------
   Net revenue            802,918     202,273      (8,031)   997,160

Salaries and benefits     302,095       6,786        --      308,881
Supplies                  129,518         147        --      129,665
Medical claims               --       176,369      (8,031)   168,338
Rents and leases           22,694         464        --       23,158
Other operating
 expenses                 138,534       7,114        --      145,648
Provision for
 bad debts                 87,466        --          --       87,466
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    122,611      11,393        --      134,004

Interest expense, net      41,935        --          --       41,935
Depreciation and
 amortization              48,098         130        --       48,228
Loss on early
 extinguishment of debt    51,852        --          --       51,852
Merger expenses            19,750        --          --       19,750
Write-off of debt
 issue costs                8,850        --          --        8,850
                       ----------  ----------  ----------  ----------
Earnings (loss) before
 gain on sale of assets,
 minority interests
 and income taxes         (47,874)     11,263        --      (36,611)
Gain on sale of
 assets, net                3,731        --          --        3,731
Minority interests         (3,098)       --          --       (3,098)
                       ----------  ----------  ----------  ----------
   Earnings (loss)
    before income taxes  $(47,241)    $11,263       $--     $(35,978)
                       ==========  ==========  ==========  ==========
Capital expenditures      $81,945        $320                 $82,265
                       ==========  ==========              ==========
Goodwill                 $252,204       $--                  $252,204
                       ==========  ==========              ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, merger expenses, write-off of debt issue costs, gain (loss) on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
         Combined Financial and Operating Data (1) (Unaudited)

                        Three Months Ended           Year Ended
                              Sept. 30,               Sept. 30,
                       ----------------------  ----------------------
                          2005        2004        2005        2004
                       ----------  ----------  ----------  ----------
Consolidated Hospitals:
Number of acute care
 hospitals at end
 of period (2)                 14          15          14          15
Beds in service
 at end of period           2,219       2,267       2,219       2,267
Average length of
 stay (days)                  4.4         4.3        4.4         4.4
Occupancy rates
 (average beds
 in service)                46.3%       46.7%       48.3%       49.8%
Admissions (3)             21,356      22,309      88,836      90,236
 Percentage change          (4.3%)                  (1.6%)
Adjusted admissions (3)    35,832      36,040     145,346     145,035
 Percentage change          (0.6%)                   0.2%
Patient days               94,491      96,282     393,523     395,067
Adjusted patient days     152,804     150,766     620,717     612,941
Outpatient revenue
 as a % of gross
 patient revenue            37.7%       34.8%       35.7%       34.2%

Same Facility (4):
Number of acute care
 hospitals at end
 of period (2)                 14          15          13          14
Beds in service
 at end of period           2,219       2,267       2,033       2,081
Net acute care revenue
 (in millions)             $286.0      $279.1    $1,087.4    $1,040.0
 Percentage change           5.2%                    4.6%
Average length of
 stay (days)                  4.4         4.3         4.4         4.4
Occupancy rates
 (average beds
 in service)                46.3%       46.7%       47.7%       49.3%
Admissions (3)             21,356      22,309      81,473      85,030
 Percent change             (4.3%)                  (4.2%)
Adjusted admissions (3)    35,832      36,040     135,761     138,406
 Percent change             (0.6%)                  (1.9%)
Patient days               94,491      96,282     356,309     370,683
Adjusted patient days     152,804     150,766     572,269     582,176
Outpatient revenue
 as a % of gross
 patient revenue            37.7%       34.8%       37.1%       35.3%

(1) The results of IASIS LLC and its predecessor have been combined in the financial and operating data shown above for the year ended September 30, 2004.

(2) On April 16, 2005, the Company opened The Medical Center of Southeast Texas, its new hospital in Port Arthur, Texas. The operations of Mid-Jefferson Hospital and Park Place Medical Center moved to the new hospital. As a result, the Company currently operates 14 hospitals.

(3) The Company's admissions and patient days for the three months ended September 30, 2004, were 22,309 and 96,282, respectively. The Company's admissions and patient days for the twelve months ended September 30, 2004, were 90,236 and 395,067, respectively. The admissions and patient days reported in the Company's earnings release on November 15, 2004, were incorrect due to an inadvertent overstatement of 116 admissions and 1,208 patient days for the three months ended September 30, 2004, and 513 admissions and 1,417 patient days for the twelve months ended September 30, 2004, by North Vista Hospital. The Company believes that the statistical corrections are not material to its admissions, patient days and derived statistics and did not change previously reported statistics on a same facility basis. The statistical corrections had no impact on the Company's financial statements.

 (4) Same facility data for the year ended September 30, 2005 and 2004, exclude the 186-bed North Vista Hospital, which was acquired in the second quarter of fiscal 2004. Same facility data for the three months ended September 30, 2005 and 2004, include the results of North Vista Hospital.

                         IASIS HEALTHCARE LLC
                  Supplemental Condensed Consolidated
           Statements of Operations Information (Unaudited)
                            (in thousands)

                                                  Three       Three
                                                  Months      Months
                                                  Ended       Ended
                                                Sept. 30,   Sept. 30,
                                                  2005        2004
                                               ----------  ----------
Consolidated Results:
Net earnings (loss)                                $4,371      $3,547
Add:
 Interest expense, net                             16,597      16,293
 Minority interests                                  (163)      1,085
 Income tax expense                                 2,972       3,292
 Loss (gain) on sale of assets, net                   151          99
 Depreciation and amortization                     19,628      18,225
 Management fees                                      908         746
 Loss on early extinguishment
  of debt                                            --           232
 Write-off of debt issue costs                       --          --
 Merger expenses                                     --          --
                                               ----------  ----------
Adjusted EBITDA (1)                               $44,464     $43,519
                                               ==========  ==========

                                                           Predecessor
                                                June 23,     Oct. 1,
                                      Year        2004        2003
                                     Ended      through     through
                                    Sept. 30,   Sept. 30,   June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------
Consolidated Results:
Net earnings (loss)                    $40,592     $4,705   $(37,130)
Add:
   Interest expense, net                66,002     17,459     41,935
   Minority interests                    2,891      1,207      3,098
   Income tax expense                   26,851      3,321      1,152
   Loss (gain) on sale of assets, net      231        107     (3,731)
   Depreciation and amortization        71,037     19,856     48,228
   Management fees                       3,791        746       --
   Loss on early extinguishment
     of debt                              --          232     51,852
   Write-off of debt issue costs          --         --        8,850
   Merger expenses                        --         --       19,750
                                     ---------  ---------  ---------
Adjusted EBITDA (1)                   $211,395    $47,633   $134,004
                                     =========  =========  =========

(1)  Adjusted  EBITDA  represents net earnings  (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, write-off of debt issue costs, merger expenses, gain (loss) on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
              Combined Condensed Consolidated Statements
                     of Operations (Unaudited) (1)
                            (in thousands)

                         Three Months Ended          Year Ended
                              Sept. 30,               Sept. 30,
                       ----------------------  ----------------------
                          2005        2004        2005        2004
                       ----------  ----------  ----------  ----------
Net revenue:
 Acute care net revenue  $284,098    $276,426  $1,170,483  $1,096,192
 Premium revenue           89,418      81,322     353,244     290,442
                       ----------  ----------  ----------  ----------
   Total net revenue      373,516     357,748   1,523,727   1,386,634

Cost and expenses:
 Salaries and benefits    109,487     105,900     442,173     424,419
 Supplies                  44,012      42,321     184,875     176,245
 Medical claims            76,027      68,186     302,204     242,389
 Rents and leases           8,515       8,118      32,750      31,998
 Other operating
 expenses                  49,141      52,749     211,698     202,994
 Hurricane-related
 expenses                   4,762        --         4,762        --
 Provision for
 bad debts                 37,108      36,955     133,870     126,952
 Interest expense, net     16,597      16,293      66,002      59,394
 Depreciation and
  amortization             19,628      18,225      71,037      68,084
 Management fees              908         746       3,791         746
 Merger expenses             --          --          --        19,750
 Loss on early
  extinguishment
  of debt                    --           232        --        52,084
 Write-off of debt
 issue costs                 --          --          --         8,850
                       ----------  ----------  ----------  ----------
   Total costs
    and expenses          366,185     349,725   1,453,162   1,413,905

Earnings (loss) before
 gain (loss) on sale
 of assets, minority
 interests and
 income taxes               7,331       8,023      70,565     (27,271)
Gain (loss) on sale
 of assets, net              (151)        (99)       (231)      3,624
Minority interests            163      (1,085)     (2,891)     (4,305)
                       ----------  ----------  ----------  ----------

Earnings (loss) before
 income taxes               7,343       6,839      67,443     (27,952)
Income tax expense          2,972       3,292      26,851       4,473
                       ----------  ----------  ----------  ----------

Net earnings (loss)        $4,371      $3,547     $40,592    $(32,425)
                       ==========  ==========  ==========  ==========

(1) The results of IASIS LLC and its predecessor, IASIS, have been combined to show a net loss for the year ended September 30, 2004. Net earnings for the three months ended September 30, 2004, represent the actual results of the Company.

    CONTACT: IASIS Healthcare LLC, Franklin
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255